Exhibits 10.1

AMENDMENT NO.1 TO

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO.1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) dated as of May 31, 2011 (the “Effective Date”) is entered into by and among Ads In Motion, Inc., a Delaware corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, an “Original Purchaser” and, collectively, the “Original Purchasers”).

Recitals

WHEREAS, pursuant to an offering by the Company of its securities (the “Offering”), the parties hereto entered into a Securities Purchase Agreement, dated as of March 25, 2011 (the “Original Agreement”), pursuant to which the Company sold to the Original Purchasers (i) Senior Subordinated Secured Convertible Notes in the aggregate principal amount of $2,019,783 (the “Notes”); (ii) five-year warrants to purchase an aggregate of 1,732,229 shares of common stock at an initial exercise price of $0.67 per share (the “A Warrants”); and (iii) five-year warrants to purchase an aggregate of 1,732,229 shares of common stock at an initial exercise price of $0.73 per share (the “B Warrants” and together with the A Warrants, the “Warrants”);

WHEREAS, as an incentive to prospective investors to subscribe to the Offering, the Company desires to issue shares of its Common Stock to subscribers in the Offering whose subscriptions are accepted by the Company on or after the Effective Date;

WHEREAS, as an inducement and a condition to the Original Purchasers entering into this Amendment, the Company has agreed to grant shares of Common Stock to the Original Purchasers;

WHEREAS, an amendment of the Original Agreement requires the approval of the Company and the holders of at least 67% of the Registrable Securities (excluding any Registrable Securities held by the Company or any of its Subsidiaries) issued or issuable under the Original Agreement or pursuant to the Notes and/or the Warrants; and

WHEREAS, the Original Purchasers, as the holders of all of the Registrable Securities, and the Company now desire to amend the Original Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual representations, warranties, covenants, and agreements herein contained, the parties hereto agree as follows:

Agreement

Section 1. Defined Terms. Unless otherwise indicated herein, all terms which are capitalized but are not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement.

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Section 2. Amendment to Original Agreement.  The Original Agreement is hereby amended to add a new Section 4.29 to Article IV of the Original Agreement, which Section 4.29 shall read in its entirety as follows:

“4.29           Incentive Shares.  Each Purchaser whose subscription to the Offering is accepted by the Company on or after May 5, 2011 (each, a “Subsequent Purchaser”) shall be entitled to receive that number of shares of Common Stock equal to the product of (y) such Subsequent Purchaser’s Principal Amount multiplied by (z) 75% (the “Incentive Shares”).  The Incentive Shares, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  Each such Subsequent Purchaser agrees and acknowledges that (i) the Incentive Shares shall be deemed “Securities” for purposes of Sections 3.2 and 4.1 of this Agreement; and (ii) the Incentive Shares shall not be Registrable Securities.”

Section 3. Issuance of Consideration Shares.  To induce the Original Purchasers to enter into this Amendment, the Company shall issue to each Original Purchaser that number of shares of Common Stock equal to the product of (y) such Original Purchaser’s Principal Amount multiplied by (z) 75% (the “Consideration Shares”).  The Consideration Shares, when issued in accordance with the terms of this Amendment, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The parties hereto agree and acknowledge that the Consideration Shares shall be deemed “Securities” for purposes of Sections 3.2 and 4.1 of the Original Agreement and each Original Purchaser hereby reaffirms to the Company the representations and warranties set forth in Section 3.2 of the Original Agreement with respect to the Consideration Shares.  Each Original Purchaser agrees and acknowledges that the Consideration Shares are not Registrable Securities.

Section 4. Acknowledgement; Waiver.  The parties hereto agree and acknowledge that: (i) neither the issuance of the Incentive Shares nor the issuance of the Consideration Shares constitute a Subsequent Financing or a Dilutive Issuance (as defined in the Notes and the Warrants); (ii) no adjustments to the Conversion Price or Exercise Price (as defined in the Warrants) shall be made with respect to the issuance of the Incentive Shares or the issuance of the Consideration Shares; (iii) Section 4.10 of the Original Agreement is not applicable to the issuance of the Incentive Shares or the issuance of the Consideration Shares; and (iv) neither the issuance of the Incentive Shares nor the issuance of the Consideration Shares constitutes an Event of Default under any of the Transaction Documents.  The Original Purchasers shall and do hereby waive all rights and remedies, if any, that would otherwise be available to the Original Purchasers under the Original Agreement, Notes, Warrants or any of the other Transaction Documents as a result of the issuance of the Incentive Shares or the Consideration Shares.

Section 5. Ratifications; Inconsistent Provisions. Except as otherwise expressly provided herein, the Original Agreement, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date: (i) all references in the Original Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Original Agreement shall mean the Original Agreement as amended by this Amendment and  (ii) all references in the other Transaction Documents, to “the Securities Purchase Agreement”, “the Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Original Agreement shall mean the Original Agreement as amended by this Amendment.  Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of the Original Agreement and this Amendment, the provisions of this Amendment shall control and be binding.

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Section 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.  Facsimile or other electronic transmission of any signed original document shall be deemed the same as delivery of an original.

[Signatures follow on next page]

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IN WITNESS WHEREOF, each Original Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

Company:

ADS IN MOTION, INC.

By:    /s/ Jordan Glatt
Name: Jordan Glatt
Title: President and Chief Executive Officer

[Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Original Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

Original Purchaser:

BRIO CAPITAL L.P.

By:    /s/ Shaye Hirsch
Name: Shaye Hirsch
Title: Managing Partner

[Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Original Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

Original Purchaser:

BRIO CAPITAL SELECT LLC

By:    /s/ Shaye Hirsch
Name: Shaye Hirsch
Title: Managing Member

[Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Original Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

Original Purchaser:

CAPE ONE FINANCIAL MASTER FUND, LTD.

By:    /s/ Reid Drescher
Name: Reid Drescher
Title: Director

[Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Original Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

Original Purchaser:

BERDON VENTURE ASSOCIATES, LLC

By:    /s/ Frederick Berdon
Name: Frederick Berdon
Title: Managing Member

[Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Original Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

Original Purchaser:

/s/ Herbert Glatt
HERBERT GLATT

[Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Original Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

Original Purchaser:

/s/ Lee Karls
LEE KARLS

[Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Original Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

Original Purchaser:

ROSTA, LLC

By:    /s/ R.J. Goldfein
Name: R.J. Goldfein
Title: Managing

[Amendment No. 1 to Securities Purchase Agreement]